For Immediate Release
Unity Bancorp, Inc. (NASDAQ: UNTY)
October 15, 2021

News Media & Financial Analyst Contact:
George Boyan, EVP and CFO
(908)713-4565

Unity Bancorp Reports Record Quarterly Earnings of $9.5 Million

EPS	ROA	ROE	NIM
$0.90	1.96%	19.57%	4.27%

CEO COMMENTARY:

James A. Hughes, President and CEO, stated:

I am pleased to announce another excellent quarter for Unity, reflecting our increased earnings and revenue growth. Business segments are exhibiting strong performance and are making positive contributions to Unity's overall results. Steady growth in loans and deposits continue to drive core banking earnings and our capital base is on solid footings. While some effects of the pandemic still linger, the resiliency of our employees and customers continue to be the driving force behind Unity's success.

I would like to thank our dedicated employees and loyal customers for your steadfast support of Unity and the communities we serve.


Net Income
(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
5.8
7.3
8.5
8.4
9.5
3Q2020
4Q2020
1Q2021
2Q2021
3Q2021

Clinton, NJ, October 15, 2021 - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $9.5 million, or $0.90 per diluted share, for the quarter ended September 30, 2021, a 64.2% increase compared to net income of $5.8 million, or $0.54 per diluted share for the prior year's third quarter. For the nine months ended September 30, 2021, Unity reported net income of $26.4 million, or $2.50 per diluted share, a 61.8% increase compared to net income of $16.3 million or $1.50 per diluted share for the prior year's period.

Third Quarter Earnings Highlights

- Net interest income, our primary driver of earnings, increased $3.4 million to $19.7 million for the quarter ended September 30, 2021, compared to $16.3 million for the prior year's quarter, due to commercial loan growth, receipt of SBA PPP loan fees on forgiveness, residential construction loan growth and SBA loan growth.
- Net interest margin ("NIM") increased 49 basis points to 4.27% for the quarter ended September 30, 2021, compared to 3.78% for the prior year's quarter and increased 24 basis points from 4.03% in the prior sequential quarter ended June 30, 2021. The cost of funding decreased 64 basis points to 0.51% when compared to the prior year's quarter, primarily due to deposits being repriced at a lower rate while our yield on assets remains relatively flat.
- The Company reported no provision for loan losses for the quarter ended September 30, 2021 compared to $2.0 million for the prior year's quarter. The provision for loan losses decreased $5.5 million for the nine months ended September 30, 2021 compared to the prior year's period. The decreases were due to an improved economic environment.
- Noninterest income decreased $527 thousand to $2.8 million compared to the prior year's quarter, primarily due to a decrease in the gains on residential mortgage loan sales and a decision to not sell SBA available for sale loans in the third quarter. Noninterest income increased $738 thousand for the nine months ended September 30, 2021, compared to the prior year's period, primarily due to an increase in servicing and loan fee income and an increase in the fair market value of our equity securities. For the quarter ended September 30, 2021, quarterly residential mortgage loan sales were $45.5 million with a gain of 2.13%, compared to $92.1 million with a gain of 1.86% for the quarter ended September 30, 2020.
- Noninterest expense decreased $178 thousand to $9.9 million compared to the prior year's quarter, primarily due to a reduction in BSA expenses. Noninterest expense decreased $601 thousand compared to the prior sequential quarter, primarily due to decreased compensation expenses as the result of a one-time deferred compensation adjustment in the prior quarter and a decrease in residential mortgage commissions paid, as well as a decrease in advertising expenses.
- The effective tax rate was 25.4% compared to 24.5% in the prior year's quarter.

Balance Sheet Highlights

- Total loans increased $37.1 million, or 2.3%, from year-end 2020 to $1.7 billion at September 30, 2021. The increase was primarily due to increases in commercial loans, residential construction loans, SBA loans and consumer loans. SBA PPP loans decreased $36.4 million due to loans being forgiven and paid off. Residential mortgage loans decreased 10.0%. Excluding SBA PPP loans, total loans increased 4.0% compared to the prior sequential quarter, 4.9% from year-end 2020 and 7.4% when compared to prior year's quarter.
- Total deposits increased $148.2 million, or 9.5%, from year-end 2020 to $1.7 billion at September 30, 2021. The Company's deposit composition at September 30, 2021 consisted of 36.5% in savings deposits, 30.5% in noninterest-bearing demand deposits, 18.7% in time deposits and 14.3% in interest-bearing demand deposits.
- Borrowed funds decreased $140.0 million to $60.0 million at September 30, 2021, due to decreased FHLB advances resulting from core deposit growth, SBA PPP forgiveness and residential mortgage paydowns.
- Shareholders' equity was $196.3 million at September 30, 2021 compared to $173.9 million at year-end 2020.
- Book value per common share was $18.94 as of September 30, 2021. During the third quarter, the Company repurchased 85,055 shares of common stock at a total cost of $1.9 million.
- At September 30, 2021, the Community Bank Leverage Ratio was 10.70%, compared to 10.09% at December 31, 2020.
- Net nonperforming assets were $8.7 million at September 30, 2021, compared to $11.7 million at December 31, 2020. The allowance to total loans ratio excluding SBA PPP loans was 1.42% at September 30, 2021.

Paycheck Protection Program Loans

As of September 30, 2021, the Company funded 955 Small Business Administration Paycheck Protection Program Round 2 loans, totaling $101.0 million. This is in addition to the 1,224 SBA PPP loans, totaling $143.0 million funded during the year ended December 31, 2020.

The table below summarizes SBA PPP loans as of September 30, 2021:

	Round 1		Round 2		Total	
(In thousands, except number of loans)	$	#	$	#	$	#
Funded Principal	143,001	1,224	101,048	955	244,049	2,179
Forgiven Principal	139,332	1,179	19,532	203	158,864	1,382
Outstanding Principal	3,669	45	81,516	752	85,185	797
Funded Fees	5,468		4,083		9,551	
Net Earned Fees	5,402		871		6,273	
Net Unearned Fees	66		3,212		3,278	
Total Outstanding Net SBA PPP Loans	3,603		78,304		81,907	

Loan Deferrals

The Bank continues to work with its borrowers who were and are unable to meet their contractual obligations because of the effects of COVID-19. At September 30, 2021, $17.6 million in loans, or 1.06% of the total loan portfolio, were on deferral.

The table below summarizes loan deferrals as of September 30, 2021:

(In thousands, except percentages)	Total Loan Portfolio Balance	Full Deferrals	Principal Only Deferrals	Total Loans in Deferral	% of Deferrals to Total Loans
SBA loans held for sale	$ 20,130	$ -	$ -	$ -	0.00%
SBA loans held for investment	37,986	-	-	-	0.00%
SBA PPP loans	81,907	-	-	-	0.00%
Commercial loans	924,037	12,527	5,056	17,583	1.90%
Residential mortgage loans	420,835	-	-	-	0.00%
Consumer loans	71,071	-	-	-	0.00%
Residential construction loans	108,925	-	-	-	0.00%
Total loans	**$ 1,664,891**	**$ 12,527**	**$ 5,056**	**$ 17,583**	**1.06%**

Other Highlights

On August 26, 2021, the Company announced a cash dividend of $0.09 per common share, payable on September 24, 2021, to shareholders of record as of September 10, 2021.

Unity Bancorp, Inc. is a financial services organization headquartered in Clinton, New Jersey, with approximately $2.0 billion in assets and $1.7 billion in deposits. Unity Bank, the Company's wholly owned subsidiary, provides financial services to retail, corporate and small business customers through its 19 retail service centers located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania. For additional information about Unity, visit our website at www.unitybank.com , or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements may be identified by use of the words "believe", "expect", "intend", "anticipate", "estimate", "project" or similar expressions. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company's control and could impede its ability to achieve these goals. These factors include those items included in our Annual Report on Form 10-K under the heading "Item IA-Risk Factors" as amended or supplemented by our subsequent filings with the SEC, as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, results of regulatory exams, and the impact of COVID-19 on the Bank, its employees and customers, among other factors.

UNITY BANCORP, INC.
SUMMARY FINANCIAL HIGHLIGHTS
September 30, 2021

(In thousands, except percentages and per share amounts)	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021 vs. June 30, 2021 %	September 30, 2021 vs. September 30, 2020 %
BALANCE SHEET DATA					
Total assets	$ 1,991,115	$ 1,973,311	$ 1,930,836	0.9 %	3.1 %
Total deposits	1,706,185	1,594,316	1,493,440	7.0	14.2
Total loans	1,664,891	1,653,988	1,613,291	0.7	3.2
Total securities	49,807	37,054	50,387	34.4	(1.2)
Total shareholders' equity	196,267	188,756	169,234	4.0	16.0
Allowance for loan losses	22,537	22,801	22,237	(1.2)	1.3
FINANCIAL DATA - QUARTER TO DATE					
Income before provision for income taxes	$ 12,673	$ 10,884	$ 7,626	16.4	66.2
Provision for income taxes	3,213	2,466	1,866	30.3	72.2
Net income	$ 9,460	$ 8,418	$ 5,760	12.4	64.2
Net income per common share - Basic	$ 0.91	$ 0.81	$ 0.54	12.3	68.5
Net income per common share - Diluted	$ 0.90	$ 0.80	$ 0.54	12.5	66.7
PERFORMANCE RATIOS - QUARTER TO DATE					
Return on average assets	1.96 %	1.77 %	1.28 %		
Return on average equity	19.57 %	18.29 %	13.76 %		
Efficiency ratio	44.15 %	49.06 %	50.80 %		
Net interest margin	4.27 %	4.03 %	3.78 %		
Noninterest expense to average assets	2.05 %	2.19 %	2.23 %		
FINANCIAL DATA - YEAR TO DATE					
Income before provision for income taxes	$ 34,997		$ 21,251		64.7
Provision for income taxes	8,624		4,952		74.2
Net income	$ 26,373		$ 16,299		61.8
Net income per common share - Basic	$ 2.53		$ 1.51		67.5
Net income per common share - Diluted	$ 2.50		$ 1.50		66.7
PERFORMANCE RATIOS - YEAR TO DATE					
Return on average assets	1.86 %		1.26 %		47.6
Return on average equity	19.13 %		13.20 %		44.9
Efficiency ratio	46.28 %		50.98 %		(9.2)
Net interest margin	4.13 %		3.81 %		8.4
Noninterest expense to average assets	2.13 %		2.20 %		(3.2)
SHARE INFORMATION					
Market price per share	$ 23.40	$ 22.05	$ 11.58	6.1	102.1
Dividends paid	$ 0.09	$ 0.09	$ 0.08	-	12.5
Book value per common share	$ 18.94	$ 18.12	$ 16.01	4.5	18.3
Average diluted shares outstanding (QTD)	10,507	10,569	10,706	(0.6)	(1.9)
CAPITAL RATIOS					
Total equity to total assets	9.86 %	9.57 %	8.76 %		
Community bank leverage ratio	10.70 %	10.31 %	9.95 %		
CREDIT QUALITY AND RATIOS					
Nonperforming assets	$ 8,801	$ 9,685	$ 9,699	(9.1)	(9.3)
QTD net chargeoffs to QTD average loans	0.06 %	0.04 %	- %		
Allowance for loan losses to total loans	1.35 %	1.38 %	1.38 %		
Nonperforming loans to total loans	0.53 %	0.59 %	0.56 %		
Nonperforming assets to total assets	0.44 %	0.49 %	0.50 %		

UNITY BANCORP, INC.
CONSOLIDATED BALANCE SHEETS
September 30, 2021

(In thousands, except percentages)	September 30, 2021	December 31, 2020	September 30, 2020	September 30, 2021 vs. December 31, 2020 %	September 30, 2021 vs. September 30, 2020 %
ASSETS					
Cash and due from banks	$ 21,823	$ 22,750	$ 21,601	(4.1) %	1.0 %
Interest-bearing deposits	194,549	196,561	179,794	(1.0)	8.2
Cash and cash equivalents	216,372	219,311	201,395	(1.3)	7.4
Securities:					
Securities available for sale	39,763	45,617	48,713	(12.8)	(18.4)
Securities held to maturity	5,151	-	-	100.0	100.0
Equity securities	4,893	1,954	1,674	150.4	192.3
Total securities	49,807	47,571	50,387	4.7	(1.2)
Loans:					
SBA loans held for sale	20,130	9,335	6,192	115.6	225.1
SBA loans held for investment	37,986	39,587	47,125	(4.0)	(19.4)
SBA PPP loans	81,907	118,257	138,895	(30.7)	(41.0)
Commercial loans	924,037	839,788	799,573	10.0	15.6
Residential mortgage loans	420,835	467,586	473,420	(10.0)	(11.1)
Consumer loans	71,071	66,100	68,774	7.5	3.3
Residential construction loans	108,925	87,164	79,312	25.0	37.3
Total loans	1,664,891	1,627,817	1,613,291	2.3	3.2
Allowance for loan losses	(22,537)	(23,105)	(22,237)	(2.5)	1.3
Net loans	1,642,354	1,604,712	1,591,054	2.3	3.2
Premises and equipment, net	20,106	20,226	20,507	(0.6)	(2.0)
Bank owned life insurance ("BOLI")	26,587	26,514	26,482	0.3	0.4
Deferred tax assets	10,987	9,183	8,433	19.6	30.3
Federal Home Loan Bank ("FHLB") stock	4,403	10,594	12,394	(58.4)	(64.5)
Accrued interest receivable	9,684	10,429	10,292	(7.1)	(5.9)
Other real estate owned ("OREO")	-	-	711	-	(100.0)
Goodwill	1,516	1,516	1,516	-	-
Prepaid expenses and other assets	9,299	8,858	7,665	5.0	21.3
Total assets	$ 1,991,115	$ 1,958,914	$ 1,930,836	1.6 %	3.1 %
LIABILITIES AND SHAREHOLDERS' EQUITY					
Liabilities:					
Deposits:					
Noninterest-bearing demand	$ 520,572	$ 459,677	$ 412,863	13.2 %	26.1 %
Interest-bearing demand	244,015	204,236	186,587	19.5	30.8
Savings	622,087	455,449	472,689	36.6	31.6
Time, under $100,000	217,302	264,671	239,262	(17.9)	(9.2)
Time, $100,000 to $250,000	65,570	95,595	99,650	(31.4)	(34.2)
Time, $250,000 and over	36,639	78,331	82,389	(53.2)	(55.5)
Total deposits	1,706,185	1,557,959	1,493,440	9.5	14.2
Borrowed funds	60,000	200,000	240,000	(70.0)	(75.0)
Subordinated debentures	10,310	10,310	10,310	-	-
Accrued interest payable	158	248	283	(36.3)	(44.2)
Accrued expenses and other liabilities	18,194	16,486	17,569	10.4	3.6
Total liabilities	1,794,847	1,785,003	1,761,602	0.6	1.9
Shareholders' equity:					
Common stock	93,409	91,873	91,474	1.7	2.1
Retained earnings	114,337	90,669	84,168	26.1	35.8
Treasury stock, at cost	(11,547)	(7,442)	(5,135)	(55.2)	(124.9)
Accumulated other comprehensive income (loss)	68	(1,189)	(1,273)	NM*	NM*
Total shareholders' equity	196,267	173,911	169,234	12.9	16.0
Total liabilities and shareholders' equity	$ 1,991,115	$ 1,958,914	$ 1,930,836	1.6 %	3.1 %
COMMON SHARES AT PERIOD END:					
Shares issued	11,063	10,961	10,943		
Shares outstanding	10,363	10,456	10,570		
Treasury shares	700	505	373		

*NM=Not meaningful

UNITY BANCORP, INC.
QTD CONSOLIDATED STATEMENTS OF INCOME
September 30, 2021

(In thousands, except percentages and per share amounts)	For the three months ended September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021 vs. June 30, 2021 $	%	September 30, 2020 $	%
INTEREST INCOME							
Fed funds and interest-bearing deposits	**$ 48**	$ 33	$ 24	$ 15	45.5 %	$ 24	100.0 %
FHLB stock	**41**	53	79	(12)	(22.6)	(38)	(48.1)
Securities:							
Taxable	**292**	253	383	39	15.4	(91)	(23.8)
Tax-exempt	**8**	9	11	(1)	(11.1)	(3)	(27.3)
Total securities	**300**	262	394	38	14.5	(94)	(23.9)
Loans:							
SBA loans	**864**	776	631	88	11.3	233	36.9
SBA PPP loans	**1,751**	1,748	1,036	3	0.2	715	69.0
Commercial loans	**11,280**	10,734	10,099	546	5.1	1,181	11.7
Residential mortgage loans	**4,606**	4,906	5,490	(300)	(6.1)	(884)	(16.1)
Consumer loans	**736**	682	843	54	7.9	(107)	(12.7)
Residential construction loans	**1,628**	1,486	1,168	142	9.6	460	39.4
Total loans	**20,865**	20,332	19,267	533	2.6	1,598	8.3
Total interest income	**21,254**	20,680	19,764	574	2.8	1,490	7.5
INTEREST EXPENSE							
Interest-bearing demand deposits	**247**	307	318	(60)	(19.5)	(71)	(22.3)
Savings deposits	**390**	419	502	(29)	(6.9)	(112)	(22.3)
Time deposits	**659**	1,171	2,157	(512)	(43.7)	(1,498)	(69.4)
Borrowed funds and subordinated debentures	**235**	334	460	(99)	(29.6)	(225)	(48.9)
Total interest expense	**1,531**	2,231	3,437	(700)	(31.4)	(1,906)	(55.5)
Net interest income	**19,723**	18,449	16,327	1,274	6.9	3,396	20.8
Provision for loan losses	**-**	-	2,000	-	-	(2,000)	(100.0)
Net interest income after provision for loan losses	**19,723**	18,449	14,327	1,274	6.9	5,396	37.7
NONINTEREST INCOME							
Branch fee income	**294**	269	237	25	9.3	57	24.1
Service and loan fee income	**804**	509	419	295	58.0	385	91.9
Gain on sale of SBA loans held for sale, net	**-**	496	534	(496)	(100.0)	(534)	(100.0)
Gain on sale of mortgage loans, net	**968**	1,066	1,713	(98)	(9.2)	(745)	(43.5)
BOLI income	**138**	133	147	5	3.8	(9)	(6.1)
Net security gains (losses)	**202**	23	(96)	179	778.3	298	310.4
Other income	**403**	399	382	4	1.0	21	5.5
Total noninterest income	**2,809**	2,895	3,336	(86)	(3.0)	(527)	(15.8)
NONINTEREST EXPENSE							
Compensation and benefits	**5,720**	6,333	5,761	(613)	(9.7)	(41)	(0.7)
Processing and communications	**747**	750	722	(3)	(0.4)	25	3.5
Occupancy	**654**	631	639	23	3.6	15	2.3
Furniture and equipment	**627**	659	637	(32)	(4.9)	(10)	(1.6)
Other loan expenses	**452**	165	216	287	173.9	236	109.3
Professional services	**315**	339	274	(24)	(7.1)	41	15.0
Advertising	**261**	403	191	(142)	(35.2)	70	36.6
BSA expenses	**214**	282	626	(68)	(24.1)	(412)	(65.8)
Deposit insurance	**198**	225	197	(27)	(12.0)	1	0.5
Director fees	**189**	204	191	(15)	(7.4)	(2)	(1.0)
Loan collection & OREO expenses	**62**	54	33	8	14.8	29	87.9
Other expenses	**420**	415	550	5	1.2	(130)	(23.6)
Total noninterest expense	**9,859**	10,460	10,037	(601)	(5.7)	(178)	(1.8)
Income before provision for income taxes	**12,673**	10,884	7,626	1,789	16.4	5,047	66.2
Provision for income taxes	**3,213**	2,466	1,866	747	30.3	1,347	72.2
Net income	**$ 9,460**	$ 8,418	$ 5,760	$ 1,042	12.4 %	$ 3,700	64.2 %
Effective tax rate	**25.4 %**	22.7 %	24.5 %				
Net income per common share - Basic	**$ 0.91**	$ 0.81	$ 0.54				
Net income per common share - Diluted	**$ 0.90**	$ 0.80	$ 0.54				
Weighted average common shares outstanding - Basic	**10,372**	10,427	10,630				
Weighted average common shares outstanding - Diluted	**10,507**	10,569	10,706				

*NM=Not meaningful

UNITY BANCORP, INC.
YTD CONSOLIDATED STATEMENTS OF INCOME
September 30, 2021

(In thousands, except percentages and per share amounts)	For the nine months ended September 30, 2021	2020	Current YTD vs. Prior $	%
INTEREST INCOME				
Fed funds and interest-bearing deposits	$ 105	$ 236	$ (131)	(55.5) %
FHLB stock	157	268	(111)	(41.4)
Securities:				
Taxable	837	1,331	(494)	(37.1)
Tax-exempt	26	50	(24)	(48.0)
Total securities	863	1,381	(518)	(37.5)
Loans:				
SBA loans	2,423	2,323	100	4.3
SBA PPP loans	5,228	1,760	3,468	197.0
Commercial loans	32,490	29,848	2,642	8.9
Residential mortgage loans	14,640	16,814	(2,174)	(12.9)
Consumer loans	2,274	2,678	(404)	(15.1)
Residential construction loans	4,330	3,321	1,009	30.4
Total loans	61,385	56,744	4,641	8.2
Total interest income	62,510	58,629	3,881	6.6
INTEREST EXPENSE				
Interest-bearing demand deposits	863	1,025	(162)	(15.8)
Savings deposits	1,241	2,000	(759)	(38.0)
Time deposits	3,293	7,056	(3,763)	(53.3)
Borrowed funds and subordinated debentures	922	1,449	(527)	(36.4)
Total interest expense	6,319	11,530	(5,211)	(45.2)
Net interest income	56,191	47,099	9,092	19.3
Provision for loan losses	500	6,000	(5,500)	(91.7)
Net interest income after provision for loan losses	55,691	41,099	14,592	35.5
NONINTEREST INCOME				
Branch fee income	858	761	97	12.7
Service and loan fee income	1,937	1,185	752	63.5
Gain on sale of SBA loans held for sale, net	741	1,099	(358)	(32.6)
Gain on sale of mortgage loans, net	3,785	4,317	(532)	(12.3)
BOLI income	399	474	(75)	(15.8)
Net security gains (losses)	536	(187)	723	386.6
Other income	1,174	1,043	131	12.6
Total noninterest income	9,430	8,692	738	8.5
NONINTEREST EXPENSE				
Compensation and benefits	18,116	16,752	1,364	8.1
Processing and communications	2,303	2,199	104	4.7
Occupancy	1,991	1,892	99	5.2
Furniture and equipment	1,935	1,933	2	0.1
Professional services	1,035	805	230	28.6
Advertising	932	688	244	35.5
Other loan expenses	759	473	286	60.5
BSA expenses	664	1,176	(512)	(43.5)
Deposit insurance	637	444	193	43.5
Director fees	600	572	28	4.9
Loan collection & OREO expenses	67	220	(153)	(69.5)
Other expenses	1,084	1,386	(302)	(21.8)
Total noninterest expense	30,123	28,540	1,583	5.5
Income before provision for income taxes	34,998	21,251	13,747	64.7
Provision for income taxes	8,625	4,952	3,673	74.2
Net income	$ 26,373	$ 16,299	$ 10,074	61.8 %
Effective tax rate	24.6 %	23.3 %		
Net income per common share - Basic	$ 2.53	$ 1.51		
Net income per common share - Diluted	$ 2.50	$ 1.50		
Weighted average common shares outstanding - Basic	10,412	10,768		
Weighted average common shares outstanding - Diluted	10,546	10,875		

*NM=Not meaningful

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
September 30, 2021

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)

	For the three months ended					
	September 30, 2021			September 30, 2020		
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS						
Interest-earning assets:						
Fed funds and interest-bearing deposits	$ 133,660	$ 48	0.14 %	$ 66,759	$ 24	0.14 %
FHLB stock	3,706	41	4.36	5,996	79	5.24
Securities:						
Taxable	41,738	292	2.78	50,118	383	3.04
Tax-exempt	1,176	10	3.26	2,678	15	2.23
Total securities (A)	42,914	302	2.79	52,796	398	3.00
Loans:						
SBA loans	54,686	864	6.27	49,751	631	5.05
SBA PPP loans	110,239	1,751	6.30	138,221	1,036	2.98
Commercial loans	898,589	11,280	4.98	792,255	10,099	5.07
Residential mortgage loans	417,166	4,606	4.38	463,575	5,490	4.71
Consumer loans	66,782	736	4.37	68,234	843	4.92
Residential construction loans	105,908	1,628	6.10	79,333	1,168	5.85
Total loans (B)	1,653,370	20,865	5.01	1,591,369	19,267	4.82
Total interest-earning assets	$ 1,833,650	$ 21,256	4.60 %	$ 1,716,920	$ 19,768	4.58 %
Noninterest-earning assets:						
Cash and due from banks	23,085			23,487		
Allowance for loan losses	(22,733)			(21,680)		
Other assets	75,961			75,807		
Total noninterest-earning assets	76,313			77,614		
Total assets	$ 1,909,963			$ 1,794,534		
LIABILITIES AND SHAREHOLDERS' EQUITY						
Interest-bearing liabilities:						
Total interest-bearing demand deposits	$ 227,152	$ 247	0.43 %	$ 182,170	$ 318	0.69 %
Total savings deposits	558,354	390	0.28	447,745	502	0.45
Total time deposits	345,811	659	0.76	449,333	2,157	1.91
Total interest-bearing deposits	1,131,317	1,296	0.45	1,079,248	2,977	1.10
Borrowed funds and subordinated debentures	56,322	235	1.65	108,137	460	1.69
Total interest-bearing liabilities	$ 1,187,639	$ 1,531	0.51 %	$ 1,187,385	$ 3,437	1.15 %
Noninterest-bearing liabilities:						
Noninterest-bearing demand deposits	514,518			422,759		
Other liabilities	16,077			17,838		
Total noninterest-bearing liabilities	530,595			440,597		
Total shareholders' equity	191,729			166,552		
Total liabilities and shareholders' equity	$ 1,909,963			$ 1,794,534		
Net interest spread		$ 19,725	4.09 %		$ 16,331	3.43 %
Tax-equivalent basis adjustment		(2)			(4)	
Net interest income		$ 19,723			$ 16,327	
Net interest margin			4.27 %			3.78 %

(A) Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B) The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP INC

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
September 30, 2021

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)

	For the three months ended					
	September 30, 2021			June 30, 2021		
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS						
Interest-earning assets:						
Fed funds and interest-bearing deposits	$ 133,660	$ 48	0.14 %	$ 124,728	$ 33	0.11 %
FHLB stock	3,706	41	4.36	4,725	53	4.46
Securities:						
Taxable	41,738	292	2.78	34,609	253	2.94
Tax-exempt	1,176	10	3.26	1,754	11	2.49
Total securities (A)	42,914	302	2.79	36,363	264	2.92
Loans:						
SBA loans	54,686	864	6.27	50,742	776	6.14
SBA PPP loans	110,239	1,751	6.30	164,073	1,748	4.27
Commercial loans	898,589	11,280	4.98	865,292	10,734	4.98
Residential mortgage loans	417,166	4,606	4.38	434,558	4,906	4.53
Consumer loans	66,782	736	4.37	61,357	682	4.46
Residential construction loans	105,908	1,628	6.10	94,388	1,486	6.31
Total loans (B)	1,653,370	20,865	5.01	1,670,410	20,332	4.88
Total interest-earning assets	$ 1,833,650	$ 21,256	4.60 %	$ 1,836,226	$ 20,682	4.52 %
Noninterest-earning assets:						
Cash and due from banks	23,085			23,511		
Allowance for loan losses	(22,733)			(23,043)		
Other assets	75,961			75,300		
Total noninterest-earning assets	76,313			75,768		
Total assets	$ 1,909,963			$ 1,911,994		
LIABILITIES AND SHAREHOLDERS' EQUITY						
Interest-bearing liabilities:						
Total interest-bearing demand deposits	$ 227,152	$ 247	0.43 %	$ 219,244	$ 307	0.56 %
Total savings deposits	558,354	390	0.28	509,476	419	0.33
Total time deposits	345,811	659	0.76	422,472	1,171	1.11
Total interest-bearing deposits	1,131,317	1,296	0.45	1,151,192	1,897	0.66
Borrowed funds and subordinated debentures	56,322	235	1.65	78,991	334	1.69
Total interest-bearing liabilities	$ 1,187,639	$ 1,531	0.51 %	$ 1,230,183	$ 2,231	0.73 %
Noninterest-bearing liabilities:						
Noninterest-bearing demand deposits	514,518			482,536		
Other liabilities	16,077			14,713		
Total noninterest-bearing liabilities	530,595			497,249		
Total shareholders' equity	191,729			184,562		
Total liabilities and shareholders' equity	$ 1,909,963			$ 1,911,994		
Net interest spread		$ 19,725	4.09 %		$ 18,451	3.79 %
Tax-equivalent basis adjustment		(2)			(2)	
Net interest income		$ 19,723			$ 18,449	
Net interest margin			4.27 %			4.03 %

(A) Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B) The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
YEAR TO DATE NET INTEREST MARGIN
September 30, 2021

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)

For the nine months ended

	September 30, 2021			September 30, 2020		
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS						
Interest-earning assets:						
Fed funds and interest-bearing deposits	$ 116,563	$ 105	0.12 %	$ 69,940	$ 236	0.45 %
FHLB stock	4,527	157	4.63	6,284	268	5.70
Securities:						
Taxable	38,374	837	2.92	54,635	1,331	3.25
Tax-exempt	1,774	33	2.46	3,329	62	2.49
Total securities (A)	40,148	870	2.90	57,964	1,393	3.21
Loans:						
SBA loans	51,446	2,423	6.30	49,337	2,323	6.29
SBA PPP loans	138,846	5,228	5.03	79,895	1,760	2.94
Commercial loans	871,163	32,490	4.99	781,942	29,848	5.10
Residential mortgage loans	435,694	14,640	4.49	462,497	16,814	4.86
Consumer loans	63,872	2,274	4.76	71,031	2,678	5.04
Residential construction loans	96,491	4,330	6.00	74,251	3,321	5.97
Total loans (B)	1,657,512	61,385	4.95	1,518,953	56,744	4.99
Total interest-earning assets	$ 1,818,750	$ 62,517	4.60 %	$ 1,653,141	$ 58,641	4.74 %
Noninterest-earning assets:						
Cash and due from banks	23,456			22,048		
Allowance for loan losses	(23,026)			(18,773)		
Other assets	75,856			73,429		
Total noninterest-earning assets	76,286			76,704		
Total assets	$ 1,895,036			$ 1,729,845		
LIABILITIES AND SHAREHOLDERS' EQUITY						
Interest-bearing liabilities:						
Total interest-bearing demand deposits	$ 218,539	$ 863	0.53 %	$ 169,396	$ 1,025	0.83 %
Total savings deposits	515,065	1,241	0.32	431,492	2,000	0.60
Total time deposits	401,839	3,293	1.10	455,900	7,056	2.07
Total interest-bearing deposits	1,135,443	5,397	0.64	1,056,788	10,081	1.28
Borrowed funds and subordinated debentures	74,882	922	1.65	115,624	1,449	1.67
Total interest-bearing liabilities	$ 1,210,325	$ 6,319	0.70 %	$ 1,172,412	$ 11,530	1.32 %
Noninterest-bearing liabilities:						
Noninterest-bearing demand deposits	484,284			375,229		
Other liabilities	16,069			17,209		
Total noninterest-bearing liabilities	500,353			392,438		
Total shareholders' equity	184,358			164,995		
Total liabilities and shareholders' equity	$ 1,895,036			$ 1,729,845		
Net interest spread		$ 56,198	3.90 %		$ 47,111	3.42 %
Tax-equivalent basis adjustment		(7)			(12)	
Net interest income		$ 56,191			$ 47,099	
Net interest margin			4.13 %			3.81 %

(A) Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B) The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES
September 30, 2021

Amounts in thousands, except percentages	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
ALLOWANCE FOR LOAN LOSSES:					
Balance, beginning of period	$ 22,801	$ 22,965	$ 23,105	$ 22,237	$ 20,234
Provision for loan losses charged to expense	-	-	500	1,000	2,000
	22,801	22,965	23,605	23,237	22,234
Less: Chargeoffs					
SBA loans	145	164	282	-	1
Commercial loans	158	20	373	150	-
Residential mortgage loans	-	-	-	-	-
Consumer loans	3	-	1	-	-
Residential construction loans	-	-	-	-	-
Total chargeoffs	306	184	656	150	1
Add: Recoveries					
SBA loans	-	19	15	-	3
Commercial loans	-	1	1	18	1
Residential mortgage loans	42	-	-	-	-
Consumer loans	-	-	-	-	-
Residential construction loans	-	-	-	-	-
Total recoveries	42	20	16	18	4
Net chargeoffs (recoveries)	264	164	640	132	(3)
Balance, end of period	$ 22,537	$ 22,801	$ 22,965	$ 23,105	$ 22,237
LOAN QUALITY INFORMATION:					
Nonperforming loans:					
SBA loans	$ 660	$ 1,713	$ 1,560	$ 2,473	$ 3,446
Commercial loans	2,878	1,637	952	1,325	527
Residential mortgage loans	2,626	4,043	6,711	5,217	3,722
Consumer loans	-	3	-	1,295	1,293
Residential construction loans	2,637	2,289	2,565	1,750	-
Total nonperforming loans	8,801	9,685	11,788	12,060	8,988
OREO	-	-	-	-	711
Nonperforming assets	8,801	9,685	11,788	12,060	9,699
Less: Amount guaranteed by Small Business Administration	139	139	139	371	812
Net nonperforming assets	$ 8,662	$ 9,546	$ 11,649	$ 11,689	$ 8,887
Loans 90 days past due & still accruing	$ 2,265	$ 574	$ 2,540	$ 449	$ -
Performing Troubled Debt Restructurings (TDRs)	$ 1,057	$ 1,068	$ 1,079	$ 663	$ 673
Allowance for loan losses to:					
Total nonperforming loans	256.07	235.43	194.82	191.58	247.41
Nonperforming assets	256.07	235.43	194.82	191.58	229.27
Net nonperforming assets	260.18	238.85	197.14	197.66	250.22

UNITY BANCORP, INC.
QUARTERLY FINANCIAL DATA
September 30, 2021

(In thousands, except percentages and per share amounts)	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020
SUMMARY OF INCOME:					
Total interest income	$ 21,253	$ 20,680	$ 20,576	$ 20,288	$ 19,764
Total interest expense	1,531	2,231	2,558	2,949	3,437
Net interest income	19,722	18,449	18,018	17,339	16,327
Provision for loan losses	-	-	500	1,000	2,000
Net interest income after provision for loan losses	19,722	18,449	17,518	16,339	14,327
Total noninterest income	2,809	2,895	3,726	4,254	3,336
Total noninterest expense	9,859	10,460	9,802	10,725	10,037
Income before provision for income taxes	12,672	10,884	11,442	9,868	7,626
Provision for income taxes	3,212	2,466	2,946	2,523	1,866
Net income	$ 9,460	$ 8,418	$ 8,496	$ 7,345	$ 5,760
Net income per common share - Basic	$ 0.91	$ 0.81	$ 0.81	$ 0.70	$ 0.54
Net income per common share - Diluted	$ 0.90	$ 0.80	$ 0.80	$ 0.69	$ 0.54
COMMON SHARE DATA:					
Market price per share	$ 23.40	$ 22.05	$ 22.00	$ 17.55	$ 11.58
Dividends paid	$ 0.09	$ 0.09	$ 0.08	$ 0.08	$ 0.08
Book value per common share	$ 18.94	$ 18.12	$ 17.38	$ 16.63	$ 16.01
Weighted average common shares outstanding - Basic	10,372	10,427	10,437	10,532	10,630
Weighted average common shares outstanding - Diluted	10,507	10,569	10,565	10,629	10,706
Issued common shares	11,063	11,031	10,996	10,961	10,943
Outstanding common shares	10,363	10,416	10,422	10,456	10,570
Treasury shares	700	615	574	505	373
PERFORMANCE RATIOS (Annualized):					
Return on average assets	1.96 %	1.77 %	1.85 %	1.61 %	1.28 %
Return on average equity	19.57	18.29	19.51	17.07	13.76
Efficiency ratio	44.15	49.06	45.74	50.31	50.80
Noninterest expense to average assets	2.05	2.19	2.13	2.35	2.23
BALANCE SHEET DATA:					
Total assets	$ 1,991,115	$ 1,973,311	$ 2,004,818	$ 1,958,914	$ 1,930,836
Total deposits	1,706,185	1,594,316	1,628,393	1,557,959	1,493,440
Total loans	1,664,891	1,653,988	1,668,448	1,627,817	1,613,291
Total securities	49,807	37,054	34,551	47,571	50,387
Total shareholders' equity	196,267	188,756	181,186	173,911	169,234
Allowance for loan losses	22,537	22,801	22,965	23,105	22,237
TAX EQUIVALENT YIELDS AND RATES:					
Interest-earning assets	4.60 %	4.52 %	4.67 %	4.64 %	4.58 %
Interest-bearing liabilities	0.51	0.73	0.85	0.98	1.15
Net interest spread	4.09	3.79	3.82	3.66	3.43
Net interest margin	4.27	4.03	4.09	3.97	3.78
CREDIT QUALITY:					
Nonperforming assets	$ 8,801	$ 9,685	$ 11,788	$ 12,060	$ 9,699
QTD net chargeoffs (recoveries) (annualized) to QTD average loans	0.06 %	0.04 %	0.16 %	0.03 %	- %
Allowance for loan losses to total loans	1.35	1.38	1.38	1.42	1.38
Nonperforming loans to total loans	0.53	0.59	0.71	0.74	0.56
Nonperforming assets to total assets	0.44	0.49	0.59	0.62	0.50
CAPITAL RATIOS AND OTHER:					
Total equity to total assets	9.86 %	9.57 %	9.04 %	8.88 %	8.76 %
Community bank leverage ratio	10.70	10.31	10.19	10.09	9.95
Number of banking offices	19	19	19	19	19
Number of ATMs	20	20	20	20	20
Number of employees	208	208	209	206	196